Exhibit 99.1

IA GLOBAL REVENUES JUMP 70% FOR THE THREE MONTHS ENDED JUNE 30, 2007

SAN FRANCISCO, CA August 21, 2007/Business Wire/

Summary of Operating Results from Continuing Operations

IA Global, Inc. (Amex: IAO) announced the following results for the three months ended June 30, 2007, as compared to the three months ended June 30, 2006:

•	Revenues- increased 70% to $5,515,000 from $3,243,000.
•	Gross profit- increased 59% to $3,873,000 from $2,435,000.
•	Net loss from continuing operations increased 13% - $2,127,000 as compared to a net loss of $1,882,000.

This net loss reflects startup costs related to a fifth call center which is expected to employ over 400 employees starting in August 2007 which is directly related to the recently announced contract with a major insurance company and the expansion of an existing contract with a Tier 1 telecommunications company which began on July 1, 2007.

•	Net loss per share from continuing operations- was $.01 per share as compared to $.02 per share from the same quarter in 2006.

Key Accomplishments

•	Successfully renewed a contract with a major international insurance company during the three months ended June 30, 2007.
•

Successfully renewed and expanded our contract with a Tier 1 telecommunications company for the period July 1, 2007 to September 30, 2007 and increased the sales volume of that contract from $1.9 million to $2.7 million.

•	Successfully signed a new contract with a major international insurance company during August 2007.
•	Expanded the infrastructure with the addition of a fifth call center which is expected to open in late August 2007 and employ over 400 employees.

The company’s CEO, Derek Schneideman, said, “We are pleased to announce that our 100% subsidiary, Global Hotline, reported strong revenues for the three months ended June 30, 2007. With the new contract signed in August 2007, the increased contract with a Tier 1 telecommunications company effective as of July 1, 2007 and the favorable foreign exchange rate, we are confident that Global Hotline will achieve significant revenue growth and resulting profitability by our quarter ending December 31, 2007.”

At June 30, 2007, the Company had cash and marketable securities of $2,159,000, net working capital of $799,000 and stockholder’s equity of $6,078,000.

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About IA Global, Inc.

IA Global, Inc. (“IA Global”) is a strategic holding Company with a dedicated focus on growth through mergers and acquisitions in the Pacific Rim region. Our mission is to identify and invest in business opportunities, apply our skills and resources to grow and enhance the performance of those businesses across all business metrics, and to deliver accelerating shareholder value.

To realize this plan, in fiscal 2007/8 the Company is actively expanding investments in businesses in the consumer, technology, services, and health sectors, sectors with long-term growth prospects in which applying our skills and resources can add significant value to our investments. At the same time, the Company is expanding its reach to encompass the Philippines/ Singapore, India, and China, and the outstanding growth opportunities and synergies these markets present.

In Japan, IA Global is 100% owner of Global Hotline, Inc., an operator of major call centers for telemarketing of telecommunications and insurance products. Since our acquisition of the Global Hotline, Inc. in June 2005, its business has expanded rapidly with the signing of significant multi-year contracts with major corporations. With these revenue streams in place, revenues in 2007/8 are expected to more than double year on year from $47 to $55 million.

In Australia, the Company has a 36% stake in Australian Secured Financial Limited and its affiliates, Australian Secured Investments Ltd, ADJ Services Pty Ltd. and Auslink Ltd (collectively, “ASFL”) which raise funds through the issuance of debentures within Australia and provide short term, secured, real property loans to businesses and investors in Australia.

For further information, contact:

Investor Relations

IA Global, Inc.

101 California Street, Suite 2450

San Francisco, CA 94111

415-946-8828 (t)

415-946-8801 (f)

ir@iaglobalinc.com

www.iaglobalinc.com

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements (within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934) regarding us and our business, financial condition, results of operations and prospects. Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Specifically, the comments concerning the profitability, revenue growth and potential new contracts of Global Hotline, and target sectors and markets are forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements, as a result of either the matters set forth or incorporated in this report generally or certain economic and business factors, some of which may be beyond the control of IA Global. These factors include adverse economic conditions, entry of new and stronger competitors, inadequate capital to support our operations and projections of revenues and profitability for the significant contracts. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this press release. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of the press release.

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                          CONSOLIDATED BALANCE SHEETS

                                                                                   June 30,      December 31,
                                                                                     2007            2006
                                                                                 ------------    ------------
ASSETS                                                                           (unaudited)       (audited)

CURRENT ASSETS:
  Cash and cash equivalents ..................................................   $  2,158,741    $  4,172,889
  Marketable Securities ......................................................         20,086         250,638
  Accounts receivable, net of reserves of  $303,556 and $310,741, respectively      5,039,289       5,016,328
  Consumption taxes received .................................................        105,503               -
  Prepaid expenses ...........................................................      1,236,638         523,733
  Notes receivable ...........................................................        364,386         409,565
  Other current assets .......................................................        352,720         202,716
                                                                                 ------------    ------------
    Total current assets .....................................................      9,277,363      10,575,869

EQUIPMENT, NET ...............................................................        382,364         408,544

OTHER ASSETS
  Intangible assets, net .....................................................      1,523,185       2,317,889
  Equity investment in Australia Secured Financial Limited ...................      7,135,004       7,146,386
  Other assets ...............................................................      2,138,733       1,190,820
                                                                                 ------------    ------------

                                                                                 $ 20,456,649    $ 21,639,508
                                                                                 ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade ...................................................   $    590,230    $    104,573
  Accrued liabilities ........................................................      3,557,130       2,477,509
  Consumption taxes received .................................................              -         264,514
  Income taxes payable- foreign ..............................................        220,630         416,724
  Note payable - current portion of long term debt ...........................      4,036,954       3,058,229
  Deferred revenue ...........................................................         73,042       1,297,046
                                                                                 ------------    ------------
    Total current liabilities ................................................      8,477,986       7,618,595
                                                                                 ------------    ------------

LONG TERM  LIABILITIES:
  Long term debt .............................................................      2,567,777       1,637,076
  Convertible debentures .....................................................      3,333,333       3,125,000
                                                                                 ------------    ------------
                                                                                    5,901,110       4,762,076
                                                                                 ------------    ------------

STOCKHOLDER'S EQUITY:
  Series A-1 Convertible Preferred Stock, $10,000 par value, -0- and 4,375
    authorized, issued and outstanding, (liquidation value $7,000) ...........              -       7,000,000
  Preferred stock, $.01 par value, 5,000 authorized, none oustanding .........              -               -
  Common stock, $.01 par value, 300,000,000 shares authorized,
    153,492,438 and 109,165,157 issued and outstanding, respectively .........      1,534,924       1,091,651
  Additional paid in capital .................................................     39,671,697      32,835,714
  Accumulated deficit ........................................................    (34,402,707)    (31,431,914)
  Accumulated other comprehensive loss .......................................       (208,072)       (186,614)
                                                                                 ------------    ------------
                                                                                    6,595,842       9,308,837
  Less common stock in treasury, at cost .....................................       (518,289)        (50,000)
                                                                                 ------------    ------------
    Total stockholder's equity ...............................................      6,077,553       9,258,837
                                                                                 ------------    ------------

                                                                                 $ 20,456,649    $ 21,639,508
                                                                                 ============    ============

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 Three Months Ended June 30,      Six Months Ended June 30,
                                                -----------------------------   -----------------------------
                                                     2007            2006            2007            2006
                                                -------------   -------------   -------------   -------------
                                                 (unaudited)     (unaudited)     (unaudited)     (unaudited)

REVENUE ......................................  $   5,514,790   $   3,242,500   $  12,007,513   $   6,913,805

COST OF SALES ................................      1,642,125         807,521       2,638,245       2,326,458
                                                -------------   -------------   -------------   -------------

GROSS PROFIT .................................      3,872,665       2,434,979       9,369,268       4,587,347

Selling, general and administrative
  expenses ...................................      6,943,148       4,665,782      12,852,966       8,526,788
                                                -------------   -------------   -------------   -------------

OPERATING LOSS ...............................     (3,070,483)     (2,230,803)     (3,483,698)     (3,939,441)
                                                -------------   -------------   -------------   -------------

OTHER INCOME (EXPENSE):
  Interest income ............................         10,602          27,084          31,185          57,089
  Interest expense and amortization of
    beneficial conversion feature ............       (227,532)       (196,509)       (423,270)       (391,424)
  Other income ...............................        568,763          54,292         567,437         107,885
  Gain on equity investment in Australia
    Secured Financial Limited ................        (11,381)              -           2,208               -
  Foreign currency transaction adjustment ....              -        (129,580)              -        (129,448)
                                                -------------   -------------   -------------   -------------
    Total other income (expense) .............        340,452        (244,713)        177,560        (355,898)
                                                -------------   -------------   -------------   -------------

LOSS FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES ...............................     (2,730,031)     (2,475,516)     (3,306,138)     (4,295,339)

Income taxes - current provision .............       (603,388)       (592,870)       (335,345)       (949,190)
                                                -------------   -------------   -------------   -------------

NET LOSS FROM CONTINUING OPERATIONS ..........     (2,126,643)     (1,882,646)     (2,970,793)     (3,346,149)

DISCONTINUED OPERATIONS
  Gain from disposal of discontinued
    operations ...............................              -         463,375               -         463,375
  Income from discontinued operations ........              -               -               -          76,054
                                                -------------   -------------   -------------   -------------

NET LOSS .....................................  $  (2,126,643)  $  (1,419,271)  $  (2,970,793)  $  (2,806,720)
                                                =============   =============   =============   =============

Basic and Diluted Loss Per share of Common-
  Basic and diluted loss per share from
    continuing operations ....................  $       (0.01)  $       (0.02)  $       (0.02)  $       (0.03)
  Basic and diluted loss per share from
    discontinued operations ..................              -            0.00               -            0.01
                                                -------------   -------------   -------------   -------------
  Total basic and diluted loss per share .....  $       (0.01)  $       (0.01)  $       (0.02)  $       (0.03)
                                                =============   =============   =============   =============

  Weighted average shares of common stock
    outstanding - Basic and diluted ..........    151,334,534     108,165,157     142,451,971     106,630,028
                                                =============   =============   =============   =============

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                                       IA GLOBAL, INC. AND SUBSIDIARIES
                                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                   Six Months Ended June 30,
                                                                                 ----------------------------
                                                                                     2007            2006
                                                                                 ------------    ------------
                                                                                  (unaudited)     (unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss ...................................................................   $ (2,970,793)   $ (2,806,720)
  Adjustments to reconcile net loss to net cash (used in)
  provided by operating activities:
  Depreciation and amortization ..............................................        870,732       1,013,599
  Amortization of beneficial conversion feature ..............................        208,333         208,334
  Stock based compensation ...................................................         73,756          52,514
  Gain on equity investment in Australia Secured Financial Limited ...........         11,382               -
  Changes in operating assets and liabilities:
  Accounts receivable ........................................................        (22,961)     (3,056,365)
  Notes receivable ...........................................................         45,179        (167,219)
  Prepaid expenses ...........................................................       (712,905)        (98,121)
  Other current assets .......................................................       (150,004)        (80,119)
  Income taxes receivable - foreign ..........................................              -        (417,785)
  Other assets ...............................................................       (947,913)       (398,650)
  Accounts payable - trade ...................................................        485,657        (262,491)
  Accrued liabilities ........................................................      1,329,621       3,309,923
  Net consumption tax payable ................................................       (370,017)        166,286
  Income taxes payable - foreign .............................................       (196,094)       (253,120)
  Deferred revenue ...........................................................     (1,224,004)     (3,589,532)
                                                                                 ------------    ------------
Net cash used in continuing operations .......................................     (3,570,031)     (6,379,466)
  (Gain) loss from discontinued operations ...................................              -        (539,429)
  Net cash used in discontinued operations ...................................              -        (854,895)
  Net decrease in assets of discontinued operations ..........................              -      12,606,044
  Net (decrease) in liabilities of discontinued operations ...................              -     (11,929,115)
                                                                                 ------------    ------------
NET CASH USED IN OPERATING ACTIVITIES ........................................     (3,570,031)     (7,096,861)
                                                                                 ------------    ------------

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
  Capital expenditures .......................................................        (49,848)        (98,844)
  Sale of marketable securities ..............................................        230,552               -
  Acquisition of investment in Australian Secured Financial Limited ..........       (250,000)              -
  Repayment of loan receivable from affiliate of controlling shareholder group              -       3,394,000
  Proceeds from sale of Rex Tokyo Co, Ltd. ...................................              -       1,300,000
                                                                                 ------------    ------------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES: .........................        (69,296)      4,595,156
                                                                                 ------------    ------------

CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES:
  Proceeds from debt .........................................................      2,434,650       1,743,000
  Repayments of debt .........................................................       (525,224)              -
  Proceeds from exercise of options ..........................................          5,500               -
  Proceeds from sale of common stock .........................................        200,000               -
  Purchase of common shares for Treasury .....................................       (468,289)              -
                                                                                 ------------    ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES ....................................      1,646,637       1,743,000
                                                                                 ------------    ------------

NET DECREASE IN CASH AND CASH EQUIVALENTS ....................................     (1,992,690)       (758,705)

EFFECT OF EXCHANGE RATE CHANGES ON CASH ......................................        (21,458)        239,349

CASH AND CASH EQUIVALENTS, beginning of period ...............................      4,172,889       4,460,986
                                                                                 ------------    ------------

CASH AND CASH EQUIVALENTS, end of period .....................................   $  2,158,741    $  3,941,630
                                                                                 ============    ============

Supplemental disclosures of cash flow information:
  Interest paid ..............................................................   $     49,220    $      2,292
  Taxes paid .................................................................   $          -    $     79,030

Non-cash investing and financing activities:
  Common stock surrendered to company in payment of note receivable ..........   $          -    $    241,494
  Conversion of Series A-1 Preferred stock into common stock .................   $  7,000,000    $          -
  Adjustment of intangible asset due to recognition of tax asset related to
    NOL carryforward from acquisition of Global Hotline, Inc. ................   $          -    $    486,870

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